Blackstone Mortgage Trust, Inc. Fourth Quarter and Full Year 2020 Results FEBRUARY 10, 2021 Exhibit 99.2

Blackstone  |
Blackstone Mortgage Trust, Inc.
1
BXMT HIGHLIGHTS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Includes $802 million of Non-Consolidated Senior Interests and investment exposure to the $736 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(3)
Reflects ratio of Distributable Earnings per share to dividends declared for the year ended December 31, 2020.
(4)
GAAP
EPS
of
$0.57
and
Distributable
EPS
(1)
of
$0.60
reflect
the
stability
of
our
$18.2
billion
(2)
senior
loan portfolio backed by high-quality assets and well-capitalized sponsors
BXMT delivered strong earnings amidst a volatile environment, generating 2020 full year GAAP EPS of $0.97 and Distributable EPS
(1)
of $2.48
100%
2020 coverage of
dividends
per
share
(3)
99.7%
2020 interest
collection
+52%
2020 increase
in total liquidity
Maintained steady earnings
through a challenging period
Senior mortgage loan portfolio
continues to outperform
Grew and maintained liquidity at over
$1 billion
(4)
despite market conditions
Consistent Earnings
Strong Credit Performance
Total
liquidity
of
$1.1
billion
primarily
includes
$290
million
of
cash
and
$829
million
of
available
borrowings
under
credit
facilities.

Blackstone  |
Blackstone Mortgage Trust, Inc.
2
FOURTH QUARTER AND FULL YEAR 2020 RESULTS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Total liquidity primarily includes $290 million of cash and $829 million of available borrowings under credit facilities.
(3)
Includes $802 million of Non-Consolidated Senior Interests and investment exposure to the $736 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(4)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(5)
Represents (i) total outstanding secured debt agreements, asset-specific debt agreements, secured term loans, and convertible notes, less cash, to (ii) total equity.
Earnings
4Q GAAP earnings per share of $0.57 and Distributable Earnings
(1)
per share of
$0.60 ($0.97 and $2.48, respectively, for full year 2020); 100% dividend coverage in
2020
Generated strong earnings while maintaining elevated liquidity levels during the year; total liquidity at year end of $1.1 billion,
(2)
up 52% from 2019
4Q GAAP EPS includes a $0.04 release of prior CECL reserves; book value per share of $26.42 is net of a $1.26 CECL reserve recorded in 2020
Portfolio
99.7% interest collection in 2020 (100% in 4Q) with virtually no interest deferral reflects the quality of our portfolio and sponsor commitment to our collateral
$18.2 billion
(3)
senior loan portfolio secured by institutional quality real estate in major markets, with a weighted average origination LTV
(3)(4)
of 64%
Loan fundings
of $2.1 billion stayed in step with loan repayments of $2.0 billion during 2020
Capitalization
Issued $2.5 billion of CRE CLOs in 2020, increasing the non-recourse, non-mark-to-
market component of our balance sheet and reducing our debt-to-equity ratio
(5)
to
2.5x from 3.0x
Strong capital markets access enabled equity raise and new Term Loan B tranche, generating $607 million of gross proceeds during the year
Match-funded portfolio financing with no capital markets mark-to-market and an array of bilateral credit facilities, securitizations, and syndications

Blackstone  |
Blackstone Mortgage Trust, Inc.
(1)
Reflects ratio of Distributable Earnings to a quarterly average BXMT book value. GAAP Yield on Book was 8.3% and 3.6% for years ending December 31, 2019 and 2020, respectively. GAAP Yield on
Book above LIBOR was 6.1% and 3.1% for years ended December 31, 2019 and 2020, respectively. See Appendix for a definition and reconciliation of Distributable Earnings to GAAP net income.
(2)
See Appendix for a definition and reconciliation to GAAP net income.
3
EARNINGS
Returns relative to base rates increased through a period of economic dislocation
2020 results driven by continued strong credit performance and stable earnings power of the loan portfolio
Attractive Relative Value
$0.97
2020 GAAP
earnings per share
$2.48
2020 Distributable
Earnings per share
(2)
Average Yield on Book
(1)
Average USD LIBOR
7.3%
8.7%
2.2%
0.5%
Yield
Above
LIBOR
2019
2020
9.5%
9.2%

Blackstone  |
Blackstone Mortgage Trust, Inc.
4
PORTFOLIO
(1)
Includes $802 million of Non-Consolidated Senior Interests and investment exposure to the $736 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(2)
States comprising less than 1% of total loan portfolio are excluded.
$18.2 billion
(1)
senior loan portfolio comprising 121 investments
Since the beginning of the crisis, sponsors have contributed over $500 million of new equity to support their assets
Major Market Focus
(1)(2)
Collateral Diversification
(1)
$18.2B
portfolio
AU, 1%
CA
16%
MN
1%
NV
1%
TX
3%
IL
4%
TN, 1%
GA
4%
FL
5%
NY
22%
VA, 4%
DC, 2%
HI, 3%
DEU, 1%
IT, 1%
NL, 1%
UK, 11%
IR, 7%
ES, 7%
BE, 1%
AZ
1%
Hospitality
17%
Self-Storage
2%
Industrial
4%
Retail
3%
Condo
1%
Other
5%
Office
58%
Multi
10%

Blackstone  |
Blackstone Mortgage Trust, Inc.
PORTFOLIO
5
Loan portfolio continued to perform through a challenging credit environment with virtually no missed payments or interest deferrals during 2020
Stable CECL reserve since the initial impact of COVID-19 in the first half of 2020
CECL Reserves
(1)
($ in millions)
Loan Portfolio Performance
$122.7
167.7
$56.8
$6.1
$5.8
1Q '20
2Q '20
3Q '20
4Q '20
12/31/20
Reserve
(1)
Represents the change in the CECL reserve recognized through net income on our consolidated statement of operations for each respective quarter. Excludes $17.7 million of CECL reserve recorded upon adoption on January 1, 2020, which is reflected as a direct charge to retained earnings on our consolidated balance sheet.
99.7%
interest
collection
<1%
interest
deferred

Blackstone  |
Blackstone Mortgage Trust, Inc.
(1)
Represents (i) total outstanding secured debt agreements, asset-specific debt agreements, secured term loans, and convertible notes, less cash, to (ii) total equity.
6
CAPITALIZATION
BXMT diversified its financing sources during 2020, with $2.5 billion of CLO issuances across two securitizations and
$325 million of incremental Term Loan B corporate financing
Decreased debt-to-equity to 2.5x from 3.0x during 2020, with no near-term corporate debt maturities
3.0x
12/31/19
12/31/20
Debt-to-Equity Ratio
(1)
Diversified Financing Sources
(outstanding balance)
2.5x
Term Loan B, 8%
Convertibles Notes, 4%
Asset-Specific
Financings, 8%
Securitizations
25%
Secured Debt
Agreements
55%
$14.4B
financings

Blackstone | Blackstone Mortgage Trust, Inc. Appendix 7

Blackstone  |
Blackstone Mortgage Trust, Inc.
$18.3
$18.2
$0.5
$0.6
3Q ’20 Loans
Outstanding
Fundings
Repayments
4Q ’20 Loans
Outstanding
8
APPENDIX
(1)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
(2)
Adjusted to reflect $0.2 billion of non-cash fluctuations in foreign currency rates during the period for comparability to our total loan portfolio as of December 31, 2020.
(3)
Includes $716 million of Non-Consolidated Senior Interests and investment exposure to the $808 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(4)
Includes $802 million of Non-Consolidated Senior Interests and investment exposure to the $736 million 2018 Single Asset Securitization through a $79 million subordinate interest.
Net Fundings
($ in billions)
4Q 2020 Operating Results
($ in millions)
$0.57
net income per share
$0.60
distributable earnings per share
(2)(3)
(4)
GAAP Net
Income
Adjustments
Distributable
Earnings
Interest income
$188.9
$     -
$188.9
Interest expense
(79.4)
0.8
(78.6)
Management and incentive fees
(19.2)
-
(19.2)
General and administrative
expenses and taxes
(3.1)
-
(3.1)
Decrease in current expected
credit loss reserve
5.8
(5.8)
-
Non-cash compensation
(8.6)
8.6
-
Realized hedging and
foreign currency income, net
(1)
-
0.6
0.6
Net income attributable to non-
controlling interests
(0.8)
0.1
(0.7)
Total
$83.6
$4.3
$87.9

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Portfolio excludes our $79 million subordinate interest in the $736 million 2018 Single Asset Securitization.
(2)
Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(3)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of December 31, 2020, five loans in the portfolio have been financed with an aggregate $802 million of Non-Consolidated Senior Interests, which are included in the table above.
(4)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(5)
This loan is accounted for under the cost recovery method.
(6)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation. Excludes loans under the cost-recovery method.
9
Portfolio Details
(1)
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(2)
Loan
(3)
Balance
(3)
Value
Maturity
(4)
Location
Type
SQFT / Unit / Key
LTV
(2)
Loan 1
Senior loan
8/14/2019
$  1,318
$  1,318
$  1,309
L + 2.50
%
L + 2.84
%
12/23/2024
Dublin - IE
Office
$479 / sqft
74%
Loan 2
Senior loan
3/22/2018
993
993
991
L + 3.15
%
L + 3.37
%
3/15/2023
Diversified - Spain
Mixed-Use
n/a
71%
Loan 3
Senior loan
11/25/2019
724
653
654
L + 2.30
%
L + 2.79
%
12/9/2024
New York
Office
$936 / sqft
65%
Loan 4
Senior loan
5/11/2017
647
619
619
L + 3.40
%
L + 3.57
%
6/10/2023
Washington DC
Office
$304 / sqft
62%
Loan 5
Senior loan
8/22/2018
363
360
359
L + 3.15
%
L + 3.49
%
8/9/2023
Maui
Hospitality
$467,454 /  key
61%
Loan 6
Senior loan
10/23/2018
352
348
348
L + 3.40
%
L + 3.67
%
1/23/2022
New York
Mixed-Use
$589 / sqft
65%
Loan 7
Senior loan
4/11/2018
355
345
344
L + 2.85
%
L + 3.10
%
5/1/2023
New York
Office
$437 / sqft
71%
Loan 8
Senior loan
(3)
8/6/2015
333
333
61
5.75
%
5.81
%
10/29/2022
Diversified - EUR
Other
n/a
71%
Loan 9
Senior loan
1/11/2019
328
328
325
L + 4.35
%
L + 4.70
%
1/11/2026
Diversified - UK
Other
$324 / sqft
74%
Loan 10
Senior loan
(3)
8/7/2019
746
306
59
L + 3.12
%
L + 3.56
%
9/9/2025
Los Angeles
Office
$207 / sqft
59%
Loan 11
Senior loan
11/30/2018
286
286
285
n/m
(5)
n/m
(5)
8/9/2025
New York
Hospitality
$306,870 /  key
73%
Loan 12
Senior loan
2/27/2020
300
282
280
L + 2.70
%
L + 3.03
%
3/9/2025
New York
Mixed-Use
$884 / sqft
59%
Loan 13
Senior loan
7/31/2018
280
278
277
L + 3.10
%
L + 3.52
%
8/9/2022
San Francisco
Office
$701 / sqft
50%
Loan 14
Senior loan
9/30/2019
306
267
268
L + 3.66
%
L + 3.75
%
9/9/2024
Chicago
Office
$232 / sqft
58%
Loan 15
Senior loan
12/11/2018
310
259
258
L + 2.55
%
L + 2.96
%
12/9/2023
Chicago
Office
$218 / sqft
78%
Loans 16 - 120
Senior loans
(3)
Various
13,778
10,480
10,136
L + 3.31
%
(6)
L + 3.66
%
(6)
Various
Various
Various
Various
63%
CECL reserve
(174)
Total/Wtd. avg.
$  21,418
$  17,455
$  16,399
L + 3.24
%
(6)
L + 3.58
%
(6)
3.1 yrs
65%
Cash
All-in
Coupon
Yield

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
10
Consolidated Balance Sheets
($ in thousands, except per share data)
December 31, 2020
December 31, 2019
Assets
Cash and cash equivalents
$289,970
$150,090
Loans receivable
16,572,715
16,164,801
Current expected credit loss reserve
(173,549)
—
Loans receivable, net
$16,399,166
$16,164,801
Other assets
269,819
236,980
Total assets
$16,958,955
$16,551,871
Liabilities and equity
Secured debt agreements, net
$7,880,536
$9,731,426
Securitized debt obligations, net
2,922,499
1,187,084
Asset-specific debt agreements, net
391,269
323,504
Secured term loans, net
1,041,704
736,142
Convertible notes, net
616,389
613,071
Other liabilities
202,327
175,963
Total liabilities
$13,054,724
$12,767,190
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
1,468
1,350
Additional paid-in capital
4,702,713
4,370,014
Accumulated other comprehensive income (loss)
11,170
(16,233)
Accumulated deficit
(829,284)
(592,548)
Total Blackstone Mortgage Trust, Inc. stockholders’
equity
$3,886,067
$3,762,583
Non-controlling interests
18,164
22,098
Total equity
$3,904,231
$3,784,681
Total liabilities and equity
$16,958,955
$16,551,871

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
11
Consolidated Statements of Operations
($ in thousands, except per share data)
2020
2019
2020
2019
Income from loans and other investments
Interest and related income
$188,851
$220,678
$779,648
$882,679
Less: Interest and related expenses
79,401
110,967
347,471
458,503
Income from loans and other investments, net
$109,450
$109,711
$432,177
$424,176
Other expenses
Management and incentive fees
19,158
20,159
77,916
78,435
General and administrative expenses
11,551
9,904
45,871
38,854
Total other expenses
$30,709
$30,063
$123,787
$117,289
Decrease (increase) in current expected credit loss reserve
5,813
-
(167,653)
-
Income before income taxes
$84,554
$79,648
$140,737
$306,887
Income tax provision (benefit)
131
67
323
(506)
Net income
$84,423
$79,581
$140,414
$307,393
Net income attributable to non-controlling interests
(807)
(650)
(2,744)
(1,826)
Net income attributable to Blackstone Mortgage Trust, Inc.
$83,616
$78,931
$137,670
$305,567
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
146,675,431
134,832,323
141,795,977
130,085,398
Net income per share of common stock
$0.57
$0.59
$0.97
$2.35
Three Months Ended December 31,
Twelve Months Ended December 31,

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(2)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
12
Per Share Calculations
(in thousands, except per share data)
Distributable Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
December 31, 2020
September 30, 2020
Net income
(1)
$83,616
$89,860
Decrease in current expected credit loss reserve
(5,813)
(6,055)
Non-cash compensation expense
8,554
8,649
Realized hedging and foreign currency income (loss), net
(2)
582
(7)
Other items
921
(240)
Adjustments attributable to non-controlling interests, net
74
143
Distributable Earnings
$87,934
$92,350
Weighted-average shares outstanding, basic and diluted
146,675
146,485
Distributable Earnings per share, basic and diluted
$0.60
$0.63
Three Months Ended
December 31, 2020
September 30, 2020
Stockholders' equity
$3,886,067
$3,883,364
Shares
Class A common stock
146,780
146,197
Deferred stock units
307
294
Total outstanding
147,087
146,491
Book value per share
$26.42
$26.51
Three Months Ended
December 31, 2020
September 30, 2020
Net income
(1)
$83,616
$89,860
Weighted-average shares outstanding, basic and diluted
146,675
146,485
Earnings per share, basic and diluted
$0.57
$0.61
Three Months Ended

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(2)
For the years ended December 31, 2020 and 2019, primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts were not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
13
Reconciliation of Net Income to Distributable Earnings
(in thousands, except per share data)
Years Ended December 31,
2020
2019
Net income
(1)
$137,670
$305,567
Increase in current expected credit loss reserve
167,653
-
Non-cash compensation expense
34,532
30,656
Realized
hedging
and
foreign
currency
income,
net
(2)
10,852
14,172
Other items
1,487
300
Adjustments attributable to non-controlling interests, net
(204)
-
Distributable Earnings
$351,990
$350,695
Weighted-average shares outstanding, basic and diluted
141,796
130,085
Net income per share, basic and diluted
$0.97
$2.35
Distributable Earnings per share, basic and diluted
$2.48
$2.70

Blackstone  |
Blackstone Mortgage Trust, Inc.
DEFINITIONS
14
Distributable
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Distributable
Earnings
in
this
presentation.
Distributable
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Distributable
Earnings
is
a
non-GAAP
measure,
which
we
define
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
(iv)
net
income
(loss)
attributable
to
our
legacy
portfolio,
and
(v)
certain
non-cash
items.
Distributable
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
our
Manager,
subject
to
approval
by
a
majority
of
our
independent
directors.
During
the
twelve
months
ended
December
31,
2020,
we
recorded
a
$167.7
million
increase
in
current
expected
credit
loss
reserve,
or
CECL
reserve,
which
has
been
excluded
from
Distributable
Earnings
consistent
with
other
unrealized
gains
(losses)
pursuant
to
our
existing
policy
for
reporting
Distributable
Earnings
and
the
terms
of
the
management
agreement
between
our
Manager
and
us.
We
believe
that
Distributable
Earnings
provides
meaningful
information
to
consider
in
addition
to
our
net
income
and
cash
flow
from
operating
activities
determined
in
accordance
with
GAAP.
This
adjusted
measure
helps
us
to
evaluate
our
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
we
believe
are
not
necessarily
indicative
of
our
current
loan
portfolio
and
operations.
We
believe
Distributable
Earnings
is
a
useful
financial
metric
for
existing
and
potential
future
holders
of
our
class
A
common
stock
as
historically,
over
time,
Distributable
Earnings
has
been
a
strong
indicator
of
our
dividends
per
share.
Distributable
Earnings
mirrors
the
terms
of
our
management
agreement
between
our
Manager
and
us,
or
our
Management
Agreement,
for
purposes
of
calculating
our
incentive
fee
expense.
Distributable
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
our
GAAP
cash
flows
from
operations,
a
measure
of
our
liquidity,
or
an
indication
of
funds
available
for
our
cash
needs.
In
addition,
our
methodology
for
calculating
Distributable
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
our
reported
Distributable
Earnings
may
not
be
comparable
to
the
Distributable
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Non-Consolidated
Securitized
Debt
Obligations:
Senior
securitized
debt
held
by
third-parties
in
the
2018
Single
Asset
Securitization.
These
non-recourse
securitized
debt
obligations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone  |
Blackstone Mortgage Trust, Inc.
FORWARD-LOOKING STATEMENTS
15
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance
and
the
impact
of
the
COVID-19
pandemic.
You
can
identify
these
forward-
looking
statements
by
the
use
of
words
such
as
“outlook,”
“objective,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2020,
as
such
factors
may
be
further
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.